Exhibit 10.13

AMENDMENT NO. 3 TO AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”), dated as of March 31, 2019, is entered into by and between LiveXLive Media, Inc., a Delaware corporation (the “Company”), and Jerome N. Gold (the “Executive”). The Company and the Executive shall collectively be referred to herein as the “Parties”. Capitalized terms used in this Amendment but not defined herein have the meanings ascribed to them in the Employment Agreement (as defined below).

WHEREAS, the Parties have previously entered into that certain Amended and Restated Employment Agreement, dated as of September 1, 2017, as amended by Amendment No. 1 to the Amended and Restated Employment Agreement, dated as of December 14, 2017, and Amendment No. 2 (“Amendment No. 2”) to the Amended and Restated Employment Agreement, dated as of April 27, 2018 (collectively, the “Employment Agreement”);

WHEREAS, in connection with a contemplated material event to be consummated by the Company, the Company is now requiring its senior executives and certain shareholders to extend the lock-up period previously agreed to by such persons, and accordingly, the Parties now desire to amend the Employment Agreement as set forth herein; and

WHEREAS, pursuant to Section 9.1 of the Employment Agreement, the Employment Agreement may be amended by the Parties pursuant to a written instrument duly executed by each of the Parties.

NOW, THEREFORE, in consideration of the representations, warranties, covenants, agreements and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to the Employment Agreement.

(a) The following defined term in Section 1(c) of Amendment No. 2 is hereby amended by inserting the bold, underlined text and deleting the strickenthrough text as follows:

““Lock-up Period” means the period ending December 1~~June 30~~, 2019. During the Lock-up Period, the Executive agrees to abide by the terms set forth in Exhibit A hereto.”

(b) Except for the amendments expressly set forth in this Section 1, the text of Amendment No. 2 and the Employment Agreement shall remain unchanged and in full force and effect.

Section 2. Miscellaneous. The provisions of Sections 8.8 and 9 of the Employment Agreement are incorporated herein by reference.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have entered into and signed this Amendment as of the date and year first above written.

COMPANY:

LiveXLive Media, Inc.

By:	/s/ Robert S. Ellin
Name:	Robert S. Ellin
Title:	CEO and Chairman

EXECUTIVE:

Jerome N. Gold

/s/ Jerome N. Gold
(signature)